CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Convertible Securities Portfolio (the "Registrant"), each certify to the best of his knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Financial Officer
The Travelers Series Trust -             The Travelers Series Trust -
Convertible Securities Portfolio         Convertible Securities Portfolio

/s/ R. Jay Gerken                        /s/ Kaprel Ozsolak
-----------------------                  -----------------------
R. Jay Gerken                            Kaprel Ozsolak
Date: March 9, 2005                      Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                    16 of 18

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - MFS Mid Cap Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Financial Officer
The Travelers Series Trust -             The Travelers Series Trust -
MFS Mid Cap Growth Portfolio             MFS Mid Cap Growth Portfolio

/s/ R. Jay Gerken                        /s/ Kaprel Ozsolak
-----------------------                  -----------------------
R. Jay Gerken                            Kaprel Ozsolak
Date: March 9, 2005                      Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                    17 of 18

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Merrill Lynch Large Cap Core Portfolio (the "Registrant"), each certify to the best of his knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Financial Officer
The Travelers Series Trust -             The Travelers Series Trust -
Merrill Lynch Large Cap Core Portfolio   Merrill Lynch Large Cap Core Portfolio

/s/ R. Jay Gerken                        /s/ Kaprel Ozsolak
-----------------------                  ------------------------
R. Jay Gerken                            Kaprel Ozsolak
Date: March 9, 2005                      Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                    18 of 18